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Exhibit 99.1


                            CERTIFICATION PURSUANT TO
                    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Gary Allanson, Chief Executive Officer of International Dispensing Corporation, a Delaware corporation (the "Company"), and Edwin Tharp, Chief Financial Officer of the Company, hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Quarterly Report on Form 10-QSB of the Company for the period ended March 31, 2003, which this certification accompanies, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods presented in the Report.



 May 15, 2003                                   /s/ Gary Allanson
                                                -------------------------
                                                Gary Allanson
                                                Chief Executive Officer











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